EXHIBIT (a)(3):  FORM OF NOTICE OF GUARANTEED DELIVERY


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                             OF RAWSON-KOENIG, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, no par value per share (the "Common Stock"), of Rawson-Koenig, Inc., a Texas corporation (the "Shares"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Harris Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

                             By Overnight Courier:

                           77 Water Street, 4th Floor
                              New York, NY  10005

BY MAIL:                    BY FACSIMILE TRANSMISSION:        BY HAND:
                       (For Eligible Institutions Only)

  Wall Street Station          Fax: (212) 701-7636          Receive Window
     P.O. Box 1010                (212) 701-7637      77 Water Street, 5th Floor
New York, NY  10268-1010       Confirm by Telephone:         New York, NY
                                  (212) 701-7624


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Rawson-Koenig, Inc., a Texas corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 28, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- SECTION 3. PROCEDURES FOR ACCEPTING THE OFFER AND TENDERING SHARES" in the Offer to Purchase.

Number of Shares:                                                   SIGNATURE(S) OF HOLDER(S)
Certificate Nos. (If Available):
Check box if Shares will be delivered by book-entry transfer:

[ ]  The Depository Trust Company                                   Date:           , 1997
[ ]  Philadelphia Depository Trust Company                          Name(s) of Holders:

                                                                    ---------------------------------------
                                                                    Please Type or Print Name

                                                                    ---------------------------------------
                                                                    Address

                                                                    ---------------------------------------
                                                                                                 (Zip Code)

                                                                    ---------------------------------------
                                                                    Area Code and Telephone Number

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, guarantees to deliver to the Depositary, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three National Association of Securities Dealers Automated Quotation -- SmallCap Market System trading days of the date hereof.

NAME OF FIRM                               AUTHORIZED SIGNATURE
ADDRESS

                                ZIP CODE

AREA CODE AND TELEPHONE NO.
                                           TITLE:

                                           NAME:
                                                   (Please Type or Print)
                                           DATED:            , 1997

     DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.